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EXHIBIT 99.1

                      WRITTEN STATEMENT OF CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended June 28, 2002 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Dated:  August 12, 2002         /s/ Joseph H. Moglia
                                ---------------------------------------
                                   Joseph H. Moglia
                                   Chief Executive Officer



Dated:  August 12, 2002         /s/ John R. MacDonald
                                ---------------------------------------
                                   John R. MacDonald
                                   Executive Vice President, Chief Financial
                                      Officer and Treasurer